UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 5, 2013

SWISHER HYGIENE INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-54174	27-3819646
(Commission File Number)	(I.R.S. Employer Identification No.)

4725 Piedmont Row Drive, Suite 400 Charlotte, North Carolina	28210
(Address of Principal Executive Offices)	(Zip Code)

 (704) 364-7707
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 7.01.  Regulation FD Disclosure.

Attached to this report as Exhibit 99.1 is a presentation that will be shown to stockholders in attendance at today’s combined 2012 and 2013 Annual Meeting of Stockholders (the "Annual Meeting") of Swisher Hygiene Inc. (“Swisher Hygiene”). The presentation is furnished in this report in accordance with Item 7.01 of Form 8-K and shall not be deemed incorporated in any other filing of Swisher Hygiene with the Securities and Exchange Commission.

To access a webcast of the Annual Meeting, please go to the Investors section of Swisher Hygiene's website at http://www.swsh.com and click on the webcast link that will be made available shortly after the Annual Meeting.  The webcast will be available until September 3, 2013.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

99.1	Presentation Slides.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SWISHER HYGIENE INC.

Date: June 5, 2013	By:	/s/ Thomas C. Byrne
Thomas C. Byrne
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Presentation Slides.